EXHIBIT 99.2


                   CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                 PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 I, Allen Sciarillo, Chief Financial Officer of Dial Thru International Corporation (the "Company"), do hereby certify, pursuant to 18 U.S.C. S1350, as adopted pursuant to S906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Quarterly Report on Form 10-Q of the Company for the quarterly period ended January 31, 2003, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. Based on my knowledge, the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 By:  /s/ Allen Sciarillo
      -------------------------
      Allen Sciarillo
      Chief Financial Officer and
      Executive Vice President

      March 17, 2003